Exhibit 24.1

VIACOM INC.

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign or cause to be signed electronically the Company’s Annual Report on Form 10‑K for the fiscal year ended September 30, 2019, and any amendments thereto, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 14th day of November, 2019.

/s/ Cristiana Falcone Sorrell
Cristiana Falcone Sorrell

VIACOM INC.

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign or cause to be signed electronically the Company’s Annual Report on Form 10‑K for the fiscal year ended September 30, 2019, and any amendments thereto, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 14th day of November, 2019.

/s/ Thomas J. May
Thomas J. May

VIACOM INC.

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign or cause to be signed electronically the Company’s Annual Report on Form 10‑K for the fiscal year ended September 30, 2019, and any amendments thereto, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 14th day of November, 2019.

/s/ Judith A. McHale
Judith A. McHale

VIACOM INC.

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign or cause to be signed electronically the Company’s Annual Report on Form 10‑K for the fiscal year ended September 30, 2019, and any amendments thereto, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 14th day of November, 2019.

/s/ Ronald L. Nelson
Ronald L. Nelson

VIACOM INC.

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign or cause to be signed electronically the Company’s Annual Report on Form 10‑K for the fiscal year ended September 30, 2019, and any amendments thereto, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 14th day of November, 2019.

/s/ Deborah Norville
Deborah Norville

VIACOM INC.

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign or cause to be signed electronically the Company’s Annual Report on Form 10‑K for the fiscal year ended September 30, 2019, and any amendments thereto, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 14th day of November, 2019.

/s/ Charles E. Phillips, Jr.
Charles E. Phillips, Jr.

VIACOM INC.

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign or cause to be signed electronically the Company’s Annual Report on Form 10‑K for the fiscal year ended September 30, 2019, and any amendments thereto, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 14th day of November, 2019.

/s/ Shari Redstone
Shari Redstone

VIACOM INC.

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign or cause to be signed electronically the Company’s Annual Report on Form 10‑K for the fiscal year ended September 30, 2019, and any amendments thereto, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 14th day of November, 2019.

/s/ Nicole Seligman
Nicole Seligman